Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to (a) the use in this Post-Effective Amendment No. 29 to Registration Statement No. 33-88458 on Form N-4 of our report dated February 23, 2004, except for Note 19 as to which the date is December 6, 2004, relating to the consolidated financial statements of Pacific Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 (which report expresses an unqualified opinion and includes explanatory paragraphs concerning the subsequent event that occurred on November 29, 2004 as is described in Note 19 and referring to a change in accounting principle), which is included in the Supplement to the Statements of Additional Information of Pacific One Separate Account A and Pacific One Select Separate Account A, which is part of such Registration Statement; (b) the incorporation by reference in the Statement of Additional Information of Pacific One Separate Account A and in the Statement of Additional Information of Pacific One Select Separate Account A, which are incorporated by reference in this Registration Statement, of our report dated February 24, 2004, relating to the statements of assets and liabilities of Separate Account A as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, appearing in the Annual Report of Separate Account A dated December 31, 2003; (c) the reference to us under the heading “Independent Auditors” appearing in the Statement of Additional Information of Pacific One Separate Account A and in the Statement of Additional Information of Pacific One Select Separate Account A, which are incorporated by reference in this Registration Statement; and (d) the reference to us under the heading “Financial Highlights” in the Prospectus of Pacific One Separate Account A and in the Prospectus of Pacific One Select Separate Account A, which are incorporated by reference in this Registration Statement.

DELOITTE & TOUCHE LLP
Costa Mesa, California
December 29, 2004